EXHIBIT 99.1

LOOP INDUSTRIES APPOINTS SIDNEY HORN TO BOARD OF DIRECTORS

Montreal, Quebec (December 17, 2018) – Loop Industries, Inc. (Nasdaq:Loop) (“Loop” or the “Company”), a leading technology innovator in sustainable plastic, announced today that its Board of Directors has appointed Sidney Horn to join the Board effective immediately.

Mr. Horn is a senior counsel in the law firm of Stikeman Elliot LLP. He is one of the most highly respected and experienced commercial, corporate and securities lawyers in Canada and a valued business advisor to senior corporate executives who rely on his experience and advice in many areas including finance, mergers and acquisitions and corporate governance.

"I am delighted that Sidney has accepted our offer to join Loop's Board," said Daniel Solomita, Chairman, Founder and CEO of Loop Industries. "Our Company is making rapid and exciting progress in executing our strategic plan as we continue the commercialization of our breakthrough depolymerization technology which we believe will transform the future of global PET plastic manufacturing and the PET plastic market. Sidney's experience and expertise will be of great value to our Board, management team and shareholders."

About Loop Industries, Inc.

Loop’s mission is to accelerate the world’s shift toward sustainable plastic and away from our dependence on fossil fuels. We believe Loop has created a revolutionary technology poised to transform the plastics industry. This technology decouples plastic from fossil fuels by depolymerizing waste polyester plastic to its base building blocks (monomers). The monomers are then repolymerized to create virgin-quality polyester plastic that meets FDA requirements for use in food-grade packaging. For more information, please visit www.loopindustries.com. Follow us on Twitter: @loopindustries, Instagram: loopindustries, Facebook: www.facebook.com/Loopindustrie/ and LinkedIn: www.linkedin.com/company/loop-industries/

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Forward-Looking Statements

This news release contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words.  Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond Loop's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) commercialization of our technology and products, (ii) our status of relationship with partners, (iii) development and protection of our intellectual property and products, (iv) industry competition, (v) our need for and ability to obtain additional funding, (vi) building our manufacturing facility, (vii) and our ability to sell our products in order to generate revenues, (viii) our proposed business model and our ability to execute thereon, (ix) adverse effects on the Company’s business and operations as a result of increased regulatory, media or financial reporting issues and practices, rumors or otherwise, and (x) other factors discussed in our subsequent filings with the SEC.  More detailed information about Loop and the risk factors that may affect the realization of forward looking statements is set forth in our filings with the Securities and Exchange Commission (SEC).  Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.  Loop assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

For More Information:

Investors:

Jason Assad

LR Advisors LLC.

+1 (678) 570-6791

jwassad@bellsouth.net

Media Inquiries:

Nelson Switzer

Loop Industries

+1 (450) 951-8555 ext. 230

nswitzer@loopindustries.com

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